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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Workstream Inc. (the "Company") on Form 10-K for the year ended May 31, 2002, as filed with the Securities Exchange Commission on date hereof (the "Report"), I, Paul Haggard, the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ Paul Haggard
                                              ----------------------------------
                                              Paul Haggard
                                              Chief Financial Officer

                                              Date: August 29, 2002